As filed with the Securities and Exchange Commission on [January 9, 2004]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08029

Granum Series Trust
(Exact name of registrant as specified in charter)

126 East 56th Street, New York, NY 10022
(Address of principal executive offices) (Zip code)

Jonas B. Siegel
126 East 56th Street, New York, NY 10022

(Name and address of agent for service)

1-888-547-2686
Registrant's telephone number, including area code

Date of fiscal year end: 10/31/2003

Date of reporting period: 10/31/2003

Item 1. Report to Stockholders.

A N N U A L
R E P O R T
O c t o b e r 3 1 , 2 0 0 3

GRANUM
VALUE
FUND

S h a r e h o l d e r S e r v i c e s
1- 8 8 8 - 5 - G R A N U M
(5 4 7 - 2 6 8 6 )

G r a n u m C a p i t a l
M a n a g e m e n t , L . L . C .
I n v e s t m e n t A d v i s e r

LETTER TO SHAREHOLDERS
November 30, 2003

Dear Shareholders,

Granum Value Fund underperformed the S&P 500 Index for the one year period ending October 31, 2003, while continuing to outperform the Index for the past three and five year periods, and since the inception of the Fund.

Average Annual Returns (1)	1 Year	3 Year	5 Year	Since Inception

Granum Value Fund	13.80%	0.84%	6.65%	6.57%
Return after taxes on distributions [2]	13.68%	0.81%	6.55%	6.50%
Return after taxes on distributions & sale of fund shares [2]	8.95%	0.70%	5.69%	5.67%
S&P 500 (w/dividends) [2]	20.80%	-8.34%	0.53%	5.79%

All returns as of 10/31/03. Granum Value Fund inception: 5/1/97

Market Conditions & Granum Value Fund Performance During Our Fiscal Year

During the Fund’s fiscal year, which ended October 31, 2003, we believe that over-optimistic investors were overpaying for over-valued stocks, thereby driving up the performance of the S&P 500 Index. Since we do not invest in stocks we believe to be over-valued, and we selectively use hedge positions in addition to our long positions when we believe there is a need to provide shareholders with a buffer against downside market risk that can result from an over-valued stock market, Granum Value Fund underperformed the S&P 500 Index during our past fiscal year.

How overvalued has the stock market been over the twelve months ended October 31, 2003? Let’s take a look at the numbers. As of October 31, our estimate of GAAP earnings for the S&P 500 for 2004 is 51, resulting in a P/E Ratio of 20.6X. Historically, markets have peaked at P/E Ratios above 20X. The long-term average multiple is closer to 15X and bear markets tend to bottom at 10X-12X earnings.

Before we look at the components of Granum Value Fund’s performance during our fiscal year ended October 31 –our long and hedge positions – we’d like to state for new shareholders what long-term Granum Value Fund shareholders have heard from us before. We don’t view investing as a one year sprint. To us, it’s more like a marathon. Capital appreciation over the long-term is the goal. That said, let’s turn to our long and hedge positions.

We believe our long holdings performed well in a market that has favored stocks that we believe to be over-valued. The long holdings in the Fund’s portfolio during the fiscal year ended October 31, 2003, appreciated by a little over 30%. Important to the value-oriented investor is how our stock holdings compare to that of the S&P 500 Index. Based on our calculations, the Granum Value Fund portfolio trades at a significantly lower multiple than does the S&P 500 Index. As of October 31, 2003, the Fund’s portfolio (based on its top thirty holdings, which account for approximately 96% of the Fund’s long positions) was trading at what we project to be 12.3x 2004 earnings versus 20.6x for the S&P 500 Index.

Now, let’s look at the hedge positions in our portfolio. When we believe that overvaluation in the stock market may expose the Fund’s portfolio to more market risk than we believe is prudent, we selectively incorporate hedge

LETTER TO SHAREHOLDERS (continued)

positions in addition to our long positions to provide shareholders with a buffer against downside market risk. As of October 31, 2003, net assets in Granum Value Fund’s portfolio included a 18.8% hedge position and a 14.0% cash and temporary cash investment position. Using Exchange Traded Funds (ETFs) and HOLDRs, Granum Value Fund held short positions in the following securities: Midcap SPDR Trust Series, Nasdaq-100 Index Tracking Stock, Retail HOLDRs Trust, Semiconductor HOLDRs Trust, SPDR Trust Series 1 and Financial Select Sector SPDR Fund.

On How We Invest

We invest in companies whose stocks we believe have the potential to produce sustainable above average earnings growth and whose stocks are undervalued. We do not invest in the kinds of companies whose share prices have escalated most this year: those that lack the underlying fundamentals to warrant such high valuations.

Our approach to seeking out undervalued investment opportunities is cap-agnostic; or, multi-cap, as some call it. We find value opportunities among stocks of all cap sizes. Granum Value Fund’s top ten holdings today – our varsity squad, to make an analogy — is comprised of stocks whose capitalization sizes run the gamut from approximately $1 billion to $68 billion. We also have smaller holdings in stocks that make up our portfolio’s junior varsity squad. These are stocks that we believe have the potential to grow to become top ten holdings for us down the road.

Let’s take a look at two such examples in Granum Value Fund’s portfolio: Caremark, a mid-cap stock with a market capitalization of $7.1 billion and PFB Bancorp, a small-cap stock with a market capitalization of $616 million.

Caremark

Caremark (CMX) is a pharmaceutical benefits management company (PBM). PBMs serve as intermediaries between pharmaceutical manufacturers and health plans or health plan sponsors. PBMs negotiate the prices of pharmaceuticals and process payments made by their clients to the drug companies.

The PBM market is dominated by four companies – Caremark, Medco (MHS), AdvancePCS (ADVP) and Express Scripts (ESRX). Together, these four companies cover prescription benefits for over half of the U.S. population. The companies’ dominant market share provides several benefits. Competitively, it serves as a barrier to entry against new competitors. Operationally, the top four PBMs are able to negotiate discounts of anywhere from 10-50% on drug prices for their clients. As such, client loyalty and satisfaction is very high. There are some regulatory issues facing the industry, but we feel they have been exaggerated by critics and pose no real threat to the profitability of the PBMs.

Among the major players in the PBM industry, we believe that CMX is by far the best-managed, producing the best profitability metrics in the industry. Caremark recently announced that it will acquire AdvancePCS in 2004, creating an entity that covers 70 million lives, equal to the market share of the largest competitor, Medco. The merger should offer additional chances for improvement in profitability as CMX’s management applies some of their best practices to the AdvancePCS business. As a result, we expect the acquisition to be accretive in its first

LETTER TO SHAREHOLDERS (continued)

year and going forward. Adjusting for the combined entity, we project that Caremark’s business should grow both top and bottom lines at double-digit rates, yet its stock sells for only 9x 2004 EBITDA.

PFB Bancorp

PFB Bancorp (PFB) is a community bank whose footprint covers a four-county area surrounding Los Angeles that includes Riverside, San Bernardino, Orange and Los Angeles counties. This geographic focus provides a natural source of growth. Among this area’s notable features are a population larger than 21 American states, two of America’s six fastest-growing counties, higher personal income per capita than 20 states, and the fastest rates of job growth in California.

PFB focuses on the ‘‘4-C’s’’: construction and land, commercial real estate, consumer business and commercial business. These areas of focus provide several opportunities for sustainable growth.

PFB derives 85% of revenues from net interest income. The bank’s results speak for both the attractiveness of its strategy and its ability to manage interest and credit exposure. For the most recent quarter, Return on Assets (ROA) was a respectable 1.22%, while Return on Equity (ROE) was 13.12%, both substantial returns for a bank that primarily earns spread income. Net Charge Offs to average loans (write-offs for bad loans) were 0.07%.

We expect EPS of $2.62 in 2004 and continued growth of 15-17% for the future. We believe the fast growth in the four-county Los Angeles area can help sustain mid-teens growth in PFB’s loan portfolio. In addition, PFB is opening an investment advisory division that should earn much higher margins than its traditional banking business. Based on our current expectations, PFB trades at only 14x 2004 earnings, with a substantial ability to grow its earnings and book value in a high-quality way.

We remain grateful for the trust you have placed in us. Thank you for investing in Granum Value Fund.

Sincerely,

Lewis M. Eisenberg Co- Chairman	Walter F. Harrison, III Co-Chairman

LETTER TO SHAREHOLDERS (continued)

(1)       Performance information reflects the total return of the fund and reflects changes in share price and reinvestment of dividends and capital gains distributions. The principal value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Fund performance changes over time and currently may be significantly different than stated.

(2)       After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. If there would have been a capital loss on liquidation, this is recorded as a tax benefit, increasing the post-liquidation return. It is assumed that the investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the investor may deduct the capital losses in full. In addition, the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Securities discussed in this letter were held by the Fund as of October 31, 2003. They do not comprise the Fund’s entire investment portfolio. Securities held by the Fund, and the Fund’s opinions on those securities, may change at any time.

Performance information of the S&P 500 is provided for comparison purposes. The S&P 500 Index is primarily comprised of large capitalization companies. Companies whose common stocks are included in the S&P 500 Index are typically the largest companies in their respective industries. The S&P 500 Index is a capitalization-weighted index, with each stock affecting the index in proportion to its market value. The performance information of the S&P 500 takes into account actual dividends and capital gains distributions before taxes, and assumes such dividends were reinvested. The Fund does not restrict its selection of securities only to those included in the S&P 500 Index. The returns of the S&P 500 Index and the Fund may not be comparable.

Note: Shares of the fund are offered and sold through the currently effective prospectus, delivery of which must precede or accompany this report. The Prospectus can be obtained by calling 888-5-GRANUM. Distributed by NASD members Mercer Allied Company, L.P. and Granum Securities, LLC. Investment returns will fluctuate and when redeemed, shares may be worth more or less than their cost.

Investment Period

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

This chart assumes an initial gross investment of $10,000 made on 5/01/97 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

 See Notes to the Financial Statements

See Notes to the Financial Statements

*	Non-income producing security.
**	Calculated as a percentage of net assets.
#	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2003.
(a)	Restricted Security.
(b)	Board Valued Security.
(c)	Represents one Litigation Tracking Warrant (LTW). Each LTW represents the right to purchase a specified amount of Dime Bancorp, Inc. common stock at an exercise price of $0.01 per share.
ADR —	American Depository Receipts

See Notes to the Financial Statements

SCHEDULE OF SECURITIES SOLD SHORT
October 31, 2003

Shares		Value
168,700	Financial Select Sector SPDR
	Fund	$4,583,579
55,400	Midcap SPDR Trust Series 1	5,567,700
88,000	Nasdaq-100 Index Tracking Stock	3,095,840
49,300	Retail HOLDRs Trust	4,608,564
134,100	Semiconductor HOLDRs Trust	5,582,583
39,700	SPDR Trust Series 1	4,181,601

	Total Securities Sold Short
	(Proceeds $23,006,393)	$27,619,867

See Notes to the Financial Statements

See Notes to the Financial Statements

STATEMENT OF OPERATIONS
Year Ended October 31, 2003

INVESTMENT INCOME:	
Dividend income (net of foreign taxes withheld of $3,541)	$ 2,067,651
Interest income	453,330
Securities lending income	8,549
Total investment income	2,529,530
EXPENSES:	
Investment advisory fee	1,852,722
Distribution fees	671,599
Shareholder servicing fees	335,800
Professional fees	125,962
Administration fees	107,511
Transfer agent fees and expenses	57,495
Trustees' fees and expenses	45,135
Fund accounting fees	36,197
Insurance expense	33,911
Federal and state registration	31,134
Custody fees	28,541
Reports to shareholders	25,482
Other	10,805
Total operating expenses before dividend expense on short sales	3,362,294
Dividend expense on short sales	275,371
Total operating expenses	3,637,665
NET INVESTMENT LOSS	(1,108,135)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	
Net realized loss on:	
Investments	(1,587,636)
Option contracts expired or closed	(68,273)
Change in unrealized appreciation/(depreciation) on investments	20,590,417
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	18,934,508
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 17,826,373

See Notes to the Financial Statements

See Notes to the Financial Statements

(1) Information presented relates to a share of beneficial interest of the Fund outstanding for the entire year.
(2) Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(3) The operating ratio includes dividends on short positions. The ratios excluding dividends on short positions for the years ended October 31, 2003, October 31, 2002 and October 31, 2001 were 2.50%, 3.11% and 3.11%, respectively.
(4) The net investment income ratio includes dividends on short positions. The ratios excluding dividends on short positions for the years ended October 31, 2003, October 31, 2002 and October 31, 2001 were (0.62%), (1.23%) and (1.16%), respectively.

See Notes to the Financial Statements

NOTES TO THE FINANCIAL STATEMENTS October 31, 2003

1.    ORGANIZATION

Granum Value Fund (the ‘‘Fund’’) is a diversified series of Granum Series Trust (the ‘‘Trust’’), an open-end management investment company. The Trust is a Delaware business trust, organized pursuant to a Certificate of Trust dated December 19, 1996. The Trust has established one series of its shares, representing interests in the Fund. The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on May 1, 1997.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation – Securities are valued at market value as of the close of trading on each business day when the New York Stock Exchange (‘‘NYSE’’) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange. Securities traded in the over-the-counter market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees. As of October 31, 2003, fair valued securities represent 0.01% of the Fund’s investments, at value. Debt securities which mature in less than 60 days are valued at amortized cost, which approximates market value.

b) Restricted Securities – The Fund owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At October 31, 2003, the Fund held restricted securities with an aggregate market value of $20,049 representing 0.01% of the net assets of the Fund.

c) Written Option Accounting – The Fund writes put options on stock indices. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current

NOTES TO THE FINANCIAL STATEMENTS (continued)

value of the option written. Option contracts are valued at the mean between the latest bid and ask prices. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying stock index, and the liability related to such option is eliminated. d) Purchased Option Accounting – The Fund purchases put options on stock indices to hedge against a general decline in the stock market or in a particular market segment or industry. Premiums paid for option contracts purchased are included in the Schedule of Investments. Option contracts are valued at the mean between the latest bid and ask prices. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying stock indices. The Fund does not have any open option contracts as of October 31, 2003. e) Exchange Traded Funds and Other Similar Instruments – Shares of exchange traded funds (‘‘ETFs’’) and other similar instruments may be purchased by the Fund. An ETF is an investment company that is registered under the Investment Company Act of 1940 (the ‘‘1940 Act’’) that holds a portfolio of common stocks designed to track the performance of a particular index. f) Short Sales – The Fund may effect short sales of shares of ETFs and other similar instruments. When the Fund effects such short sale, it will sell ETF shares (or the other instruments) that it does not own in anticipation of purchasing the same shares (or instruments) in the future at a lower price. The cash proceeds of the short sale will be held by the broker effecting the short sale. The Fund may also engage in short sales of securities ‘‘against-the-box.’’ In these transactions, the Fund sells short securities it owns or has the right to obtain without payment of additional consideration. For financial statement purposes, when the Fund enters into a short sale the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Fund’s receivable from broker for proceeds on securities sold short is with one securities dealer. The Fund does not require the broker to maintain collateral in support of these receivables. g) Distributions to Shareholders – Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

NOTES TO THE FINANCIAL STATEMENTS (continued)

h) Federal Income Taxes – No provision for federal income taxes has been recorded since the Fund intends to comply with the provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders.

i) Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j) Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available, and interest income is recognized on an accrual basis. Interest income includes $193,329 of interest earned on receivables from broker for proceeds on securities sold short.

The Fund may utilize derivative instruments including written options, purchased options and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

3.    SHARES OF BENEFICIAL INTEREST

Share transactions were as follows:
	Year Ended	Year Ended
	October 31, 2003	October 31, 2002

Shares sold	709,901	1,149,529
Shares issued to shareholders in reinvestment of distributions	12,085	—
Shares redeemed	(612,808)	(544,496)

Net increase	109,178	605,033
Shares outstanding:
Beginning of year	4,812,284	4,207,251

End of year	4,921,462	4,812,284

NOTES TO THE FINANCIAL STATEMENTS (continued)
4.    INVESTMENT TRANSACTIONS AND TAX INFORMATION
Purchases and sales of investments, excluding short-term investments, options and short positions, for the year ended October 31, 2003, were as follows:

Purchases		Sales

U.S.		U.S.
Government	Other	Government	Other
—	$18,662,478	—	$32,497,585

OPTION CONTRACTS WRITTEN OCTOBER 31, 2003

The premium amount and the number of option contracts written for the Granum Value Fund during the year ended October 31, 2003, were as follows:

	Premium Amount	Number of Contracts

Options outstanding at October 31, 2002	$—	—
Options written	38,425	26,500
Options closed	(38,425)	(26,500)
Options exercised	—	—
Options expired	—	—

Options outstanding at October 31, 2003	$—	—

As of October 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

Granum
Value Fund

Cost of investments (a)	$108,476,325

Gross unrealized appreciation	$57,762,762
Gross unrealized depreciation	(16,075,477)

Net unrealized appreciation	$41,687,285

Undistributed ordinary income	$—
Undistributed long-term capital gain	—

Total distributable earnings	$—

Other accumulated gains/(losses)	$(8,906,845)

Total accumulated earnings/(losses)	$32,780,440

(a) The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

NOTES TO THE FINANCIAL STATEMENTS (continued)

The tax components of distributions paid during the years ended October 31, 2003 and October 31, 2002 were as follows:

October 31, 2003		October 31, 2002

Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
Distributions	Distributions	Distributions	Distributions

$331,415	$—	$—	$—

On October 31, 2003, Granum Value Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $4,117,631 which expire in 2011.

For the fiscal year ended October 31, 2003, 100% of the ordinary distributions paid by Granum Value Fund qualify for the dividend received deduction available to corporate shareholders (unaudited).

5.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Adviser – Granum Capital Management, L.L.C. (the ‘‘Adviser’’) provides investment advisory services to the Fund pursuant to an investment advisory agreement. Under the terms of the agreement, the Adviser receives a fee, accrued daily and payable monthly, at the annual rate of 1.25% of the Fund’s average daily net assets (the ‘‘Basic Fee’’), which is adjusted monthly (the ‘‘Monthly Performance Adjustment’’) depending on the extent to which the investment performance of the Fund, after expenses, exceeds or was exceeded by the percentage change in the investment performance of the S&P 500 Index over the past 12 months. The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to the Adviser (the ‘‘Total Advisory Fee’’) by up to 0.75% per year of the value of the Fund’s average daily net assets. During the year ended October 31, 2003, the Fund’s Adviser earned investment advisory fees at an annual rate of 1.38% of average daily net assets after the Monthly Performance Adjustment.

Distribution Plan – Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Fund has adopted a distribution plan (the ‘‘Distribution Plan’’). Under the Distribution Plan, the Fund compensates its Distributors, Mercer Allied Company (‘‘Mercer’’) and Granum Securities, L.L.C. (‘‘Granum Securities’’), in consideration of the services they provide in connection with the sale of the Fund’s shares to investors (‘‘Distribution Services’’) and for the furnishing of account related services by the Distributors and securities dealers to shareholders of the Fund (‘‘Shareholder Services’’). Shareholder Services provided by the Distributors and securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts. Granum Securities is an affiliate of, and is under common control with, the Adviser.

NOTES TO THE FINANCIAL STATEMENTS (continued)

As compensation for Distribution Services, the Fund makes monthly payments to the Distributors, computed at the annual rate of 0.50% of the Fund’s average net assets. From such compensation, the Distributors make payments to securities dealers that have sold shares of the Fund to their customers in such amounts as may be agreed to by the Distributors and dealers. As compensation for Shareholder Services, the Fund makes monthly payments to the Distributors, computed at the annual rate of 0.25% of the Fund’s average net assets.

The Fund incurred the following expenses for Distribution and Shareholder Services for the year ended October 31, 2003:

	Distribution	Shareholder
	Services	Services
Mercer	$632,009	$316,005
Granum Securities	39,590	19,795

Other – U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.

U.S. Bank, N.A. serves as custodian for the Fund.

6.    SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the custodian is authorized to lend securities on behalf of the Fund to approved brokers against the receipt of cash collateral at least equal to the value of the securities loaned. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to the brokers, the income generated from lending transactions is allocated 60% to the Fund and 40% to the custodian. As of October 31, 2003, there were no securities on loan.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of Granum Value Fund and Board of
Trustees of Granum Series Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Granum Series Trust — Granum Value Fund (the ‘‘Fund’’) at October 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘‘financial statements’’) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
December 1, 2003

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-5-GRANUM (547-2686) or by accessing the Fund’s website at www.granumfunds.com and the SEC’s website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2004 will be available after August 31, 2004 on or through the Fund’s website at www.granumfunds.com and on the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The code of ethics of the registrant is attached to this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the collective experience possessed by members of the audit committee relating to accounting and financial matters will enable the audit committee to properly fulfill its responsibilities.

Item 4. Principal Accountant Fees and Services.

Not required for annual reports filed for periods ending before December 15, 2003.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(a)    (1) Code of Ethics attached hereto.

(2) Attached hereto. Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002.

(b)    Furnished. Exhibit 99.906 CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Granum Series Trust

By (Signature and Title)_ /s/ Lewis M. Eisenberg
    Lewis M. Eisenberg, Co-Chairman

By (Signature and Title)_ /s/ Walter F. Harrison, III
    Walter F. Harrison, III, Co-Chairman

Date January 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) _ /s/ Lewis M. Eisenberg
     Lewis M. Eisenberg, Co-Chairman

By (Signature and Title) _ /s/ Walter F. Harrison, III
     Walter F. Harrison, III, Co-Chairman

Date January 8, 2004

By (Signature and Title) _ /s/ Jonas B. Siegel
     Jonas B. Siegel, Treasurer

Date January 8, 2004